                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:39:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class A1
===================================================================================================================================
Class             A1              Settlement Date     06/27/2002  Coupon           4.38000              Cusip            N/A
Original Balance  118,000,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date 06/10/2002
Current Balance   118,000,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating     AAA/AAA         Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count  30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

Prepay                   CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
--------------------------------------------------------------------------------------------
Price / Yield         |
--------------------------------------------------------------------------------------------
                99/09 |      4.6301        4.6302        4.6304        4.6305         4.6310
                99/11 |      4.6061        4.6062        4.6063        4.6065         4.6069
                99/13 |      4.5821        4.5822        4.5823        4.5824         4.5828
                99/15 |      4.5581        4.5582        4.5583        4.5584         4.5587
                99/17 |      4.5342        4.5342        4.5343        4.5344         4.5347
                99/19 |      4.5102        4.5103        4.5104        4.5104         4.5106
                99/21 |      4.4863        4.4864        4.4864        4.4865         4.4866
                99/23 |      4.4624        4.4625        4.4625        4.4625         4.4626
                99/25 |      4.4386        4.4386        4.4386        4.4386         4.4387
                99/27 |      4.4147        4.4147        4.4147        4.4147         4.4147
                99/29 |      4.3909        4.3909        4.3909        4.3909         4.3908
                99/31 |      4.3671        4.3671        4.3670        4.3670         4.3669
               100/01 |      4.3433        4.3433        4.3432        4.3432         4.3430
               100/03 |      4.3196        4.3195        4.3194        4.3194         4.3191
               100/05 |      4.2958        4.2958        4.2957        4.2956         4.2953
               100/07 |      4.2721        4.2720        4.2719        4.2718         4.2715
               100/09 |      4.2484        4.2483        4.2482        4.2481         4.2477
               100/11 |      4.2248        4.2246        4.2245        4.2244         4.2239
               100/13 |      4.2011        4.2010        4.2008        4.2007         4.2002
               100/15 |      4.1775        4.1773        4.1772        4.1770         4.1765
               100/17 |      4.1539        4.1537        4.1535        4.1534         4.1528
               100/19 |      4.1303        4.1301        4.1299        4.1297         4.1291
               100/21 |      4.1068        4.1066        4.1063        4.1061         4.1054
               100/23 |      4.0832        4.0830        4.0828        4.0825         4.0818
               100/25 |      4.0597        4.0595        4.0592        4.0590         4.0582
--------------------------------------------------------------------------------------------
Average Life          |        2.89          2.89          2.88          2.88           2.87
First Prin            |  07/15/2002    07/15/2002    07/15/2002    07/15/2002     07/15/2002
Last Prin             |  05/15/2007    05/15/2007    04/15/2007    03/15/2007     02/15/2007
Payment Window        |          59            59            58            57             56
Accrual Factor        |      0.3163        0.3163        0.3163        0.3163         0.3163
Mod Duration @ 100/01 |        2.62          2.62          2.62          2.62           2.61

                                                                                                                        Page 1 of 7
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:39:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class A2
===================================================================================================================================
Class             A2              Settlement Date     06/27/2002  Coupon           5.45000              Cusip            N/A
Original Balance  131,500,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date 06/10/2002
Current Balance   131,500,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating     AAA/AAA         Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count  30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

Prepay                   CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
--------------------------------------------------------------------------------------------
Price / Yield         |
--------------------------------------------------------------------------------------------
                99/25 |      5.5136        5.5136        5.5136        5.5136         5.5136
                99/27 |      5.5006        5.5006        5.5006        5.5006         5.5004
                99/29 |      5.4877        5.4876        5.4876        5.4875         5.4871
                99/31 |      5.4747        5.4746        5.4746        5.4745         5.4738
               100/01 |      5.4617        5.4617        5.4616        5.4615         5.4606
               100/03 |      5.4488        5.4487        5.4486        5.4484         5.4474
               100/05 |      5.4358        5.4358        5.4356        5.4354         5.4341
               100/07 |      5.4229        5.4228        5.4227        5.4224         5.4209
               100/09 |      5.4100        5.4099        5.4097        5.4095         5.4077
               100/11 |      5.3971        5.3970        5.3968        5.3965         5.3945
               100/13 |      5.3842        5.3840        5.3838        5.3835         5.3813
               100/15 |      5.3713        5.3711        5.3709        5.3705         5.3682
               100/17 |      5.3584        5.3582        5.3580        5.3576         5.3550
               100/19 |      5.3456        5.3454        5.3451        5.3447         5.3418
               100/21 |      5.3327        5.3325        5.3322        5.3317         5.3287
               100/23 |      5.3198        5.3196        5.3193        5.3188         5.3155
               100/25 |      5.3070        5.3068        5.3064        5.3059         5.3024
               100/27 |      5.2942        5.2939        5.2936        5.2930         5.2893
               100/29 |      5.2814        5.2811        5.2807        5.2801         5.2762
               100/31 |      5.2685        5.2682        5.2679        5.2672         5.2631
               101/01 |      5.2557        5.2554        5.2550        5.2544         5.2500
               101/03 |      5.2429        5.2426        5.2422        5.2415         5.2369
               101/05 |      5.2302        5.2298        5.2294        5.2287         5.2239
               101/07 |      5.2174        5.2170        5.2166        5.2158         5.2108
               101/09 |      5.2046        5.2043        5.2038        5.2030         5.1978
--------------------------------------------------------------------------------------------
Average Life          |        5.75          5.75          5.73          5.72           5.61
First Prin            |  05/15/2007    05/15/2007    04/15/2007    03/15/2007     02/15/2007
Last Prin             |  04/15/2009    04/15/2009    04/15/2009    04/15/2009     01/15/2009
Payment Window        |          24            24            25            26             24
Accrual Factor        |      0.3936        0.3936        0.3936        0.3936         0.3936
Mod Duration @ 100/17 |        4.81          4.80          4.80          4.78           4.71

                                                                                                                        Page 2 of 7
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:39:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class A3
===================================================================================================================================
Class             A3              Settlement Date     06/27/2002  Coupon           5.79000              Cusip            N/A
Original Balance  151,000,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date 06/10/2002
Current Balance   151,000,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating     AAA/AAA         Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count  30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

Prepay                     CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
----------------------------------------------------------------------------------------------
Price / Yield          |
----------------------------------------------------------------------------------------------
                99/25+ |       5.8567        5.8567        5.8567        5.8567         5.8566
                99/27+ |       5.8465        5.8465        5.8465        5.8465         5.8464
                99/29+ |       5.8364        5.8364        5.8363        5.8363         5.8361
                99/31+ |       5.8263        5.8262        5.8262        5.8261         5.8258
               100/01+ |       5.8162        5.8161        5.8161        5.8160         5.8156
               100/03+ |       5.8061        5.8060        5.8059        5.8058         5.8054
               100/05+ |       5.7960        5.7959        5.7958        5.7957         5.7951
               100/07+ |       5.7859        5.7858        5.7857        5.7856         5.7849
               100/09+ |       5.7758        5.7757        5.7756        5.7754         5.7747
               100/11+ |       5.7657        5.7656        5.7655        5.7653         5.7645
               100/13+ |       5.7557        5.7555        5.7554        5.7552         5.7543
               100/15+ |       5.7456        5.7455        5.7453        5.7451         5.7441
               100/17+ |       5.7356        5.7354        5.7352        5.7350         5.7339
               100/19+ |       5.7255        5.7253        5.7251        5.7249         5.7237
               100/21+ |       5.7155        5.7153        5.7151        5.7148         5.7136
               100/23+ |       5.7055        5.7052        5.7050        5.7048         5.7034
               100/25+ |       5.6954        5.6952        5.6950        5.6947         5.6933
               100/27+ |       5.6854        5.6852        5.6849        5.6846         5.6831
               100/29+ |       5.6754        5.6752        5.6749        5.6746         5.6730
               100/31+ |       5.6654        5.6652        5.6649        5.6646         5.6628
               101/01+ |       5.6555        5.6552        5.6549        5.6545         5.6527
               101/03+ |       5.6455        5.6452        5.6449        5.6445         5.6426
               101/05+ |       5.6355        5.6352        5.6348        5.6345         5.6325
               101/07+ |       5.6255        5.6252        5.6249        5.6245         5.6224
               101/09+ |       5.6156        5.6152        5.6149        5.6145         5.6123
----------------------------------------------------------------------------------------------
Average Life           |         7.89          7.88          7.86          7.85           7.76
First Prin             |   04/15/2009    04/15/2009    04/15/2009    04/15/2009     01/15/2009
Last Prin              |   08/15/2011    08/15/2011    07/15/2011    07/15/2011     05/15/2011
Payment Window         |           29            29            28            28             29
Accrual Factor         |       0.4182        0.4182        0.4182        0.4182         0.4182
Mod Duration @ 100/17+ |         6.16          6.15          6.14          6.13           6.08

                                                                                                                        Page 3 of 7
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:39:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class A4
===================================================================================================================================
Class             A4              Settlement Date     06/27/2002  Coupon           5.99000              Cusip            N/A
Original Balance  267,750,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date 06/10/2002
Current Balance   267,750,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating     AAA/AAA         Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count  30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0


Prepay                    CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
---------------------------------------------------------------------------------------------
Price / Yield          |
---------------------------------------------------------------------------------------------
                99/23+ |      6.0698        6.0698        6.0698        6.0698         6.0698
                99/25+ |      6.0611        6.0611        6.0611        6.0610         6.0610
                99/27+ |      6.0524        6.0524        6.0523        6.0523         6.0522
                99/29+ |      6.0437        6.0437        6.0436        6.0436         6.0434
                99/31+ |      6.0350        6.0350        6.0350        6.0349         6.0346
               100/01+ |      6.0263        6.0263        6.0263        6.0262         6.0258
               100/03+ |      6.0177        6.0176        6.0176        6.0175         6.0170
               100/05+ |      6.0090        6.0090        6.0089        6.0089         6.0082
               100/07+ |      6.0004        6.0003        6.0003        6.0002         5.9994
               100/09+ |      5.9917        5.9917        5.9916        5.9915         5.9907
               100/11+ |      5.9831        5.9830        5.9830        5.9829         5.9819
               100/13+ |      5.9744        5.9744        5.9743        5.9742         5.9732
               100/15+ |      5.9658        5.9658        5.9657        5.9655         5.9644
               100/17+ |      5.9572        5.9571        5.9570        5.9569         5.9557
               100/19+ |      5.9486        5.9485        5.9484        5.9483         5.9470
               100/21+ |      5.9400        5.9399        5.9398        5.9396         5.9382
               100/23+ |      5.9314        5.9313        5.9312        5.9310         5.9295
               100/25+ |      5.9228        5.9227        5.9226        5.9224         5.9208
               100/27+ |      5.9142        5.9141        5.9140        5.9138         5.9121
               100/29+ |      5.9056        5.9055        5.9054        5.9052         5.9034
               100/31+ |      5.8971        5.8970        5.8968        5.8966         5.8947
               101/01+ |      5.8885        5.8884        5.8882        5.8880         5.8860
               101/03+ |      5.8799        5.8798        5.8797        5.8794         5.8773
               101/05+ |      5.8714        5.8713        5.8711        5.8709         5.8687
               101/07+ |      5.8629        5.8627        5.8625        5.8623         5.8600
---------------------------------------------------------------------------------------------
Average Life           |        9.74          9.73          9.72          9.71           9.56
First Prin             |  08/15/2011    08/15/2011    07/15/2011    07/15/2011     05/15/2011
Last Prin              |  11/15/2012    10/15/2012    10/15/2012    10/15/2012     10/15/2012
Payment Window         |          16            15            16            16             18
Accrual Factor         |      0.4326        0.4326        0.4326        0.4326         0.4326
Mod Duration @ 100/15+ |        7.18          7.18          7.17          7.16           7.08

                                                                                                                        Page 4 of 7
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:39:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class B
===================================================================================================================================
Class             B              Settlement Date     06/27/2002  Coupon           6.20000              Cusip             N/A
Original Balance  25,513,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date  06/10/2002
Current Balance   25,513,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AA/AA          Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000     Interest Freq       Monthly     Deal Age         0

Prepay                   CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
--------------------------------------------------------------------------------------------
Price / Yield         |
--------------------------------------------------------------------------------------------
                99/24 |      6.2817        6.2817        6.2817        6.2817         6.2817
                99/26 |      6.2737        6.2737        6.2737        6.2737         6.2737
                99/28 |      6.2657        6.2657        6.2657        6.2656         6.2656
                99/30 |      6.2576        6.2576        6.2576        6.2576         6.2575
               100/00 |      6.2496        6.2496        6.2496        6.2496         6.2495
               100/02 |      6.2416        6.2416        6.2416        6.2416         6.2414
               100/04 |      6.2336        6.2336        6.2336        6.2335         6.2334
               100/06 |      6.2256        6.2256        6.2256        6.2255         6.2253
               100/08 |      6.2176        6.2176        6.2175        6.2175         6.2173
               100/10 |      6.2096        6.2096        6.2096        6.2095         6.2093
               100/12 |      6.2016        6.2016        6.2016        6.2015         6.2012
               100/14 |      6.1937        6.1936        6.1936        6.1935         6.1932
               100/16 |      6.1857        6.1856        6.1856        6.1856         6.1852
               100/18 |      6.1777        6.1777        6.1776        6.1776         6.1772
               100/20 |      6.1698        6.1697        6.1697        6.1696         6.1692
               100/22 |      6.1618        6.1618        6.1617        6.1617         6.1612
               100/24 |      6.1539        6.1538        6.1538        6.1537         6.1532
               100/26 |      6.1460        6.1459        6.1458        6.1458         6.1453
               100/28 |      6.1380        6.1379        6.1379        6.1378         6.1373
               100/30 |      6.1301        6.1300        6.1299        6.1299         6.1293
               101/00 |      6.1222        6.1221        6.1220        6.1220         6.1214
               101/02 |      6.1143        6.1142        6.1141        6.1140         6.1134
               101/04 |      6.1064        6.1063        6.1062        6.1061         6.1055
               101/06 |      6.0985        6.0984        6.0983        6.0982         6.0975
               101/08 |      6.0906        6.0905        6.0904        6.0903         6.0896
--------------------------------------------------------------------------------------------
Average Life          |       11.04         11.03         11.02         11.01          10.95
First Prin            |  11/15/2012    10/15/2012    10/15/2012    10/15/2012     10/15/2012
Last Prin             |  02/15/2014    02/15/2014    02/15/2014    02/15/2014     02/15/2014
Payment Window        |          16            17            17            17             17
Accrual Factor        |      0.4478        0.4478        0.4478        0.4478         0.4478
Mod Duration @ 100/16 |        7.77          7.77          7.77          7.76           7.73

                                                                                                                        Page 5 of 7
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:39:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class C
===================================================================================================================================
Class             C              Settlement Date     06/27/2002  Coupon           6.39000              Cusip             N/A
Original Balance  24,532,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date  06/10/2002
Current Balance   24,532,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     A/A            Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000     Interest Freq       Monthly     Deal Age         0

Prepay                   CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
--------------------------------------------------------------------------------------------
Price / Yield         |
--------------------------------------------------------------------------------------------
                99/24 |      6.4758        6.4758        6.4758        6.4758         6.4758
                99/26 |      6.4682        6.4682        6.4682        6.4682         6.4682
                99/28 |      6.4606        6.4606        6.4606        6.4606         6.4605
                99/30 |      6.4530        6.4530        6.4530        6.4530         6.4529
               100/00 |      6.4454        6.4454        6.4454        6.4454         6.4453
               100/02 |      6.4378        6.4378        6.4378        6.4378         6.4376
               100/04 |      6.4302        6.4302        6.4302        6.4302         6.4300
               100/06 |      6.4226        6.4226        6.4226        6.4226         6.4224
               100/08 |      6.4151        6.4150        6.4150        6.4150         6.4148
               100/10 |      6.4075        6.4075        6.4075        6.4074         6.4072
               100/12 |      6.3999        6.3999        6.3999        6.3999         6.3996
               100/14 |      6.3924        6.3924        6.3923        6.3923         6.3920
               100/16 |      6.3848        6.3848        6.3848        6.3848         6.3844
               100/18 |      6.3773        6.3773        6.3773        6.3772         6.3768
               100/20 |      6.3698        6.3697        6.3697        6.3697         6.3693
               100/22 |      6.3622        6.3622        6.3622        6.3621         6.3617
               100/24 |      6.3547        6.3547        6.3547        6.3546         6.3542
               100/26 |      6.3472        6.3472        6.3471        6.3471         6.3466
               100/28 |      6.3397        6.3396        6.3396        6.3396         6.3391
               100/30 |      6.3322        6.3321        6.3321        6.3321         6.3315
               101/00 |      6.3247        6.3246        6.3246        6.3246         6.3240
               101/02 |      6.3172        6.3171        6.3171        6.3171         6.3165
               101/04 |      6.3097        6.3097        6.3096        6.3096         6.3089
               101/06 |      6.3022        6.3022        6.3021        6.3021         6.3014
               101/08 |      6.2947        6.2947        6.2947        6.2946         6.2939
--------------------------------------------------------------------------------------------
Average Life          |       12.13         12.12         12.12         12.11          12.05
First Prin            |  02/15/2014    02/15/2014    02/15/2014    02/15/2014     02/15/2014
Last Prin             |  03/15/2015    03/15/2015    03/15/2015    03/15/2015     03/15/2015
Payment Window        |          14            14            14            14             14
Accrual Factor        |      0.4615        0.4615        0.4615        0.4615         0.4615
Mod Duration @ 100/16 |        8.20          8.20          8.20          8.20           8.17

                                                                                                                        Page 6 of 7
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:39:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class D
===================================================================================================================================
Class             D             Settlement Date     06/27/2002  Coupon           6.54000              Cusip             N/A
Original Balance  7,850,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date  06/10/2002
Current Balance   7,850,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     A-/AN/        Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count   30/360
Market Desc       A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000    Interest Freq       Monthly     Deal Age         0

Prepay                    CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
---------------------------------------------------------------------------------------------
Price / Yield          |
---------------------------------------------------------------------------------------------
                99/25+ |      6.6237        6.6237        6.6237        6.6237         6.6237
                99/27+ |      6.6164        6.6164        6.6164        6.6164         6.6164
                99/29+ |      6.6091        6.6091        6.6091        6.6091         6.6091
                99/31+ |      6.6018        6.6018        6.6018        6.6018         6.6018
               100/01+ |      6.5945        6.5945        6.5945        6.5945         6.5945
               100/03+ |      6.5873        6.5873        6.5872        6.5872         6.5872
               100/05+ |      6.5800        6.5800        6.5800        6.5800         6.5800
               100/07+ |      6.5727        6.5727        6.5727        6.5727         6.5727
               100/09+ |      6.5654        6.5654        6.5654        6.5654         6.5654
               100/11+ |      6.5582        6.5582        6.5582        6.5582         6.5582
               100/13+ |      6.5509        6.5509        6.5509        6.5509         6.5509
               100/15+ |      6.5437        6.5437        6.5437        6.5437         6.5437
               100/17+ |      6.5364        6.5364        6.5364        6.5364         6.5364
               100/19+ |      6.5292        6.5292        6.5292        6.5292         6.5292
               100/21+ |      6.5220        6.5220        6.5220        6.5220         6.5220
               100/23+ |      6.5148        6.5148        6.5148        6.5148         6.5147
               100/25+ |      6.5075        6.5075        6.5075        6.5075         6.5075
               100/27+ |      6.5003        6.5003        6.5003        6.5003         6.5003
               100/29+ |      6.4931        6.4931        6.4931        6.4931         6.4931
               100/31+ |      6.4859        6.4859        6.4859        6.4859         6.4859
               101/01+ |      6.4787        6.4787        6.4787        6.4787         6.4787
               101/03+ |      6.4715        6.4715        6.4715        6.4715         6.4715
               101/05+ |      6.4644        6.4644        6.4644        6.4644         6.4644
               101/07+ |      6.4572        6.4572        6.4572        6.4572         6.4572
               101/09+ |      6.4500        6.4500        6.4500        6.4500         6.4500
---------------------------------------------------------------------------------------------
Average Life           |       13.09         13.09         13.09         13.09          13.09
First Prin             |  03/15/2015    03/15/2015    03/15/2015    03/15/2015     03/15/2015
Last Prin              |  12/15/2015    12/15/2015    12/15/2015    12/15/2015     12/15/2015
Payment Window         |          10            10            10            10             10
Accrual Factor         |      0.4723        0.4723        0.4723        0.4723         0.4723
Mod Duration @ 100/17+ |        8.55          8.55          8.55          8.55           8.55

                                                                                                                        Page 7 of 7
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:25:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class E
===================================================================================================================================
Class             E             Settlement Date     06/27/2002  Coupon           5.00000              Cusip             N/A
Original Balance  7,850,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date  06/10/2002
Current Balance   7,850,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     BBB+/BBB+     Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count   30/360
Market Desc       N/A           Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000    Interest Freq       Monthly     Deal Age         0

Prepay                    CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
---------------------------------------------------------------------------------------------
Price / Yield          |
---------------------------------------------------------------------------------------------
                99/24+ |       7.0676        7.0677        7.0677        7.0676         7.0663
                99/26+ |       7.0603        7.0604        7.0604        7.0603         7.0590
                99/28+ |       7.0530        7.0531        7.0531        7.0530         7.0517
                99/30+ |       7.0457        7.0458        7.0458        7.0457         7.0444
               100/00+ |       7.0384        7.0385        7.0385        7.0384         7.0371
               100/02+ |       7.0311        7.0312        7.0312        7.0312         7.0298
               100/04+ |       7.0239        7.0240        7.0240        7.0239         7.0226
               100/06+ |       7.0166        7.0167        7.0167        7.0166         7.0153
               100/08+ |       7.0093        7.0094        7.0094        7.0094         7.0080
               100/10+ |       7.0021        7.0022        7.0022        7.0021         7.0008
               100/12+ |       6.9948        6.9949        6.9949        6.9949         6.9935
               100/14+ |       6.9876        6.9877        6.9877        6.9876         6.9863
               100/16+ |       6.9804        6.9805        6.9805        6.9804         6.9791
               100/18+ |       6.9731        6.9732        6.9732        6.9732         6.9718
               100/20+ |       6.9659        6.9660        6.9660        6.9659         6.9646
               100/22+ |       6.9587        6.9588        6.9588        6.9587         6.9574
               100/24+ |       6.9515        6.9516        6.9516        6.9515         6.9502
               100/26+ |       6.9443        6.9444        6.9444        6.9443         6.9430
               100/28+ |       6.9371        6.9372        6.9372        6.9371         6.9358
               100/30+ |       6.9299        6.9300        6.9300        6.9299         6.9286
               101/00+ |       6.9227        6.9228        6.9228        6.9227         6.9214
               101/02+ |       6.9155        6.9156        6.9156        6.9155         6.9142
               101/04+ |       6.9083        6.9084        6.9084        6.9084         6.9070
               101/06+ |       6.9012        6.9013        6.9013        6.9012         6.8999
               101/08+ |       6.8940        6.8941        6.8941        6.8940         6.8927
----------------------------------------------------------------------------------------------
Average Life           |        13.77         13.77         13.77         13.77          13.77
First Prin             |   12/15/2015    12/15/2015    12/15/2015    12/15/2015     12/15/2015
Last Prin              |   08/15/2016    08/15/2016    08/15/2016    08/15/2016     08/15/2016
Payment Window         |            9             9             9             9              9
Accrual Factor         |       0.5077        0.5077        0.5077        0.5077         0.5077
Mod Duration @ 100/16+ |         8.55          8.55          8.55          8.55           8.55

                                                                                                                        Page 1 of 3
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:25:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class F
===================================================================================================================================
Class             F             Settlement Date     06/27/2002  Coupon           5.00000              Cusip             N/A
Original Balance  7,851,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date  06/10/2002
Current Balance   7,851,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     BBB/BBB       Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count   30/360
Market Desc       N/A           Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000    Interest Freq       Monthly     Deal Age         0

Prepay                    CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
---------------------------------------------------------------------------------------------
Price / Yield          |
---------------------------------------------------------------------------------------------
                99/23+ |      7.2088        7.2089        7.2090        7.2090         7.2084
                99/25+ |      7.2016        7.2018        7.2018        7.2019         7.2012
                99/27+ |      7.1945        7.1946        7.1947        7.1947         7.1940
                99/29+ |      7.1873        7.1874        7.1875        7.1875         7.1868
                99/31+ |      7.1802        7.1803        7.1803        7.1804         7.1797
               100/01+ |      7.1730        7.1731        7.1732        7.1732         7.1725
               100/03+ |      7.1659        7.1660        7.1660        7.1661         7.1653
               100/05+ |      7.1587        7.1589        7.1589        7.1589         7.1581
               100/07+ |      7.1516        7.1517        7.1518        7.1518         7.1510
               100/09+ |      7.1445        7.1446        7.1447        7.1446         7.1438
               100/11+ |      7.1374        7.1375        7.1375        7.1375         7.1367
               100/13+ |      7.1302        7.1304        7.1304        7.1304         7.1296
               100/15+ |      7.1231        7.1233        7.1233        7.1233         7.1224
               100/17+ |      7.1160        7.1162        7.1162        7.1162         7.1153
               100/19+ |      7.1090        7.1091        7.1091        7.1091         7.1082
               100/21+ |      7.1019        7.1020        7.1020        7.1020         7.1011
               100/23+ |      7.0948        7.0949        7.0949        7.0949         7.0940
               100/25+ |      7.0877        7.0878        7.0879        7.0878         7.0869
               100/27+ |      7.0806        7.0807        7.0808        7.0808         7.0798
               100/29+ |      7.0736        7.0737        7.0737        7.0737         7.0727
               100/31+ |      7.0665        7.0666        7.0667        7.0666         7.0656
               101/01+ |      7.0595        7.0596        7.0596        7.0596         7.0585
               101/03+ |      7.0524        7.0525        7.0526        7.0525         7.0515
               101/05+ |      7.0454        7.0455        7.0455        7.0455         7.0444
               101/07+ |      7.0384        7.0385        7.0385        7.0384         7.0373
---------------------------------------------------------------------------------------------
Average Life           |       14.42         14.42         14.41         14.40          14.33
First Prin             |  08/15/2016    08/15/2016    08/15/2016    08/15/2016     08/15/2016
Last Prin              |  02/15/2017    02/15/2017    02/15/2017    02/15/2017     12/15/2016
Payment Window         |           7             7             7             7              5
Accrual Factor         |      0.5178        0.5178        0.5178        0.5178         0.5178
Mod Duration @ 100/15+ |        8.71          8.71          8.71          8.71           8.68

                                                                                                                        Page 2 of 3
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
06/10/2002   10:25:28   CARVE Version 700.0   /u/margol/deal/MSDW_2002-IQ/0610/iq2.pxtalk.0610.carve
MSDWC MSDW Capital I Trust Series 2002-IQ2 (Red) Class G
===================================================================================================================================
Class             G             Settlement Date     06/27/2002  Coupon           5.00000              Cusip             N/A
Original Balance  5,888,000.00  Dated Date          06/01/2002  Delay            14                   Yield Table Date  06/10/2002
Current Balance   5,888,000.00  First Payment Date  07/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     BBB-/BBBN/    Next Payment Date   07/15/2002  Orig Deal Size   785,022,586.42       Yield Day Count   30/360
Market Desc       A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000    Interest Freq       Monthly     Deal Age         0

Prepay                   CPR 0       (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
--------------------------------------------------------------------------------------------
Price / Yield        |
--------------------------------------------------------------------------------------------
               97/17 |       7.5847        7.5847        7.5848        7.5847         7.5839
               97/19 |       7.5773        7.5774        7.5774        7.5773         7.5765
               97/21 |       7.5700        7.5700        7.5701        7.5700         7.5691
               97/23 |       7.5626        7.5627        7.5627        7.5626         7.5618
               97/25 |       7.5553        7.5554        7.5554        7.5553         7.5545
               97/27 |       7.5479        7.5480        7.5480        7.5480         7.5471
               97/29 |       7.5406        7.5407        7.5407        7.5407         7.5398
               97/31 |       7.5333        7.5334        7.5334        7.5333         7.5325
               98/01 |       7.5260        7.5261        7.5261        7.5260         7.5252
               98/03 |       7.5187        7.5188        7.5188        7.5187         7.5178
               98/05 |       7.5114        7.5115        7.5115        7.5114         7.5105
               98/07 |       7.5041        7.5042        7.5042        7.5041         7.5032
               98/09 |       7.4968        7.4969        7.4969        7.4969         7.4960
               98/11 |       7.4895        7.4896        7.4896        7.4896         7.4887
               98/13 |       7.4823        7.4824        7.4824        7.4823         7.4814
               98/15 |       7.4750        7.4751        7.4751        7.4750         7.4741
               98/17 |       7.4677        7.4678        7.4678        7.4678         7.4669
               98/19 |       7.4605        7.4606        7.4606        7.4605         7.4596
               98/21 |       7.4532        7.4533        7.4533        7.4533         7.4523
               98/23 |       7.4460        7.4461        7.4461        7.4460         7.4451
               98/25 |       7.4388        7.4389        7.4389        7.4388         7.4379
               98/27 |       7.4315        7.4316        7.4316        7.4316         7.4306
               98/29 |       7.4243        7.4244        7.4244        7.4244         7.4234
               98/31 |       7.4171        7.4172        7.4172        7.4171         7.4162
               99/01 |       7.4099        7.4100        7.4100        7.4099         7.4090
--------------------------------------------------------------------------------------------
Average Life         |        14.77         14.77         14.77         14.77          14.75
First Prin           |   02/15/2017    02/15/2017    02/15/2017    02/15/2017     12/15/2016
Last Prin            |   07/15/2017    07/15/2017    07/15/2017    07/15/2017     07/15/2017
Payment Window       |            6             6             6             6              8
Accrual Factor       |       0.5264        0.5264        0.5264        0.5264         0.5264
Mod Duration @ 98/09 |         8.69          8.69          8.69          8.69           8.68

                                                                                                                        Page 3 of 3
-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINEDBYTHE U.K.
SECURITIESANDFUTURES AUTHORITY.